                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

     Date of Report (date of earliest event reported):  September 19, 2001

                       Eagle Family Foods Holdings, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             333-50305                               13-3983598
     (Commission File Number)           (I.R.S. Employer Identification No.)

                            Eagle Family Foods, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             333-50305-01                            13-3982757
     (Commission File Number)           (I.R.S. Employer Identification No.)

                735 Taylor Road, Suite 200, Gahanna, Ohio 43230
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (614) 501-4200

This Amendment No. 1 to the Registrants' Report on Form 8-K dated October 3, 2001 regarding the consummation of the sale of the Registrants' ReaLemon and ReaLime brands and related assets is being filed to amend Item 7(b) to provide certain required pro forma financial information which was impracticable to provide at the time the original Form 8-K was filed.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

   (B) PRO FORMA FINANCIAL INFORMATION.

   The accompanying unaudited pro forma consolidated statement of operations for the fifty-two week period ended June 30, 2001 and the thirteen week period ended September 29, 2001 reflect the following transactions as if they were completed on July 2, 2000, the beginning of the fiscal year:

   (1) The sale of the Registrants' business of developing, manufacturing, marketing, distributing and selling shelf-stable juice sold under the ReaLemon and ReaLime brand names and related assets (the "ReaLemon Sale") for $128,425,000 (subject to adjustment as provided in the Asset Purchase Agreement for such sale) to Mott's Inc. and Cadbury Beverages Delaware, Inc.; and

   (2) The payment of $118,000,000 of the proceeds from the ReaLemon Sale to repay outstanding indebtedness under the Registrants' senior term loan facility.

   No pro forma balance sheets are required because the unaudited balance sheets as of September 29, 2001 for the Registrants as reported in the Registrants' Quarterly Report on Form 10-Q dated November 12, 2001 properly reflect the above transactions. No adjustments were required.

   The unaudited pro forma consolidated financial statements were prepared by management of the Registrants, are based on assumptions deemed appropriate by management and are not necessarily indicative of the consolidated financial position or results of operations had the transactions occurred prior to the reported periods, nor do the statements indicate the consolidated operating results or financial positions for any future periods.

                            EAGLE FAMILY FOODS, INC.
       PRO FORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
               FOR THE FIFTY-TWO WEEK PERIOD ENDED JUNE 30, 2001
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                                      PRO FORMA                 PRO
                                                              HISTORICAL            ADJUSTMENT (A)             FORMA
                                                           ---------------         ----------------          ---------
Net trade sales....................................            $ 220,633               $  63,127             $ 157,506
Cost of goods sold.................................              102,650                  24,516                78,134
                                                              ----------               ---------             ---------
   Gross margin....................................              117,983                  38,611                79,372
Distribution expense...............................               13,837                   5,263                 8,574
Marketing expense..................................               54,361                  12,864 (B)            41,497
General and administrative expense.................               13,363                    (126)               13,489
Amortization of intangibles........................               11,157                   3,844 (C)             7,313
                                                              ----------               ---------             ---------
   Operating income................................               25,265                  16,766                 8,499
Interest expense, net..............................               33,200                  12,015 (D)            21,185
                                                              ----------               ---------             ---------
   Income (loss) before income taxes...............               (7,935)                  4,751               (12,686)
Income tax (benefit) expense.......................                2,862                   1,758 (E)            (4,620)
                                                              ----------               ---------             ---------
   Net income (loss) before cumulative effect of
       accounting change...........................               (5,073)                  2,993                (8,066)
   Cumulative effect of accounting change..........                 (361)                     --                  (361)
                                                              ----------               ---------             ---------
   Net income (loss)...............................            $  (5,434)              $   2,993             $  (8,427)
                                                              ==========               =========             =========
Other comprehensive income (loss):
      Cumulative effect of accounting change
       (net of tax of $741)........................                1,262                      --                 1,262
      Change in fair value of financial derivatives
       (net of tax benefit of $568)................                 (967)                     --                  (967)
      Reclassification to interest expense
       (net of tax benefit of $127)................                 (215)                     --                  (215)
   Foreign translation adjustment..................                  (55)                     --                   (55)
                                                              ----------               ---------             ---------
   Comprehensive income (loss).....................            $  (5,409)              $   2,993             $  (8,402)
                                                              ==========               =========             =========

                            EAGLE FAMILY FOODS, INC.
       PRO FORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
             FOR THE THIRTEEN WEEK PERIOD ENDED SEPTEMBER 29, 2001
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                                                                      PRO FORMA                 PRO
                                                              HISTORICAL            ADJUSTMENT (A)             FORMA
                                                           ---------------         ----------------          ---------
Net trade sales....................................            $  48,208               $  13,558             $  34,650
Cost of goods sold.................................               23,837                   5,231                18,606
                                                              ----------               ---------             ---------
   Gross margin....................................               24,371                   8,327                16,044
Distribution expense...............................                3,381                   1,210                 2,171
Marketing expense..................................               10,109                   2,225                 7,884
General and administrative expense.................                2,735                     (33)                2,768
Gain on divestiture, net of reorganization charges.              (18,722)                (18,722) (F)               --
Amortization of intangibles........................                2,523                     845  (C)            1,678
                                                              ----------               ---------             ---------
  Operating income.................................               24,345                  22,802                 1,543
Interest expense, net..............................                7,367                   2,067  (D)            5,300
                                                              ----------               ---------             ---------
  Income (loss) before income taxes................               16,978                  20,735                (3,757)
Income tax (benefit) expense.......................                6,311                   7,672  (E)           (1,361)
                                                              ----------               ---------             ---------
  Net income (loss)................................            $  10,667               $  13,063             $  (2,396)
                                                              ==========               =========             =========


Other comprehensive income (loss):
     Reclassification to interest expense
       (net of tax benefit of $29).................                  (50)                     --                   (50)
   Foreign translation adjustment..................                  (14)                     --                   (14)
                                                              ----------               ---------             ---------
   Comprehensive income (loss).....................            $  10,603               $  13,063             $  (2,460)
                                                              ==========               =========             =========

                       EAGLE FAMILY FOODS HOLDINGS, INC.
       PRO FORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
               FOR THE FIFTY-TWO WEEK PERIOD ENDED JUNE 30, 2001
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)

                                                                                      PRO FORMA                 PRO
                                                              HISTORICAL            ADJUSTMENT (A)             FORMA
                                                           ---------------         ----------------          ---------
Net trade sales....................................            $ 220,633               $  63,127             $ 157,506
Cost of goods sold.................................              102,650                  24,516                78,134
                                                              ----------               ---------             ---------
   Gross margin....................................              117,983                  38,611                79,372
Distribution expense...............................               13,837                   5,263                 8,574
Marketing expense..................................               54,361                  12,864 (B)            41,497
General and administrative expense.................               13,372                    (126)               13,498
Amortization of intangibles........................               11,157                   3,844 (C)             7,313
                                                              ----------               ---------             ---------
   Operating income................................               25,256                  16,766                 8,490
Interest expense, net..............................               33,200                  12,015 (D)            21,185
                                                              ----------               ---------             ---------
   Income (loss) before income taxes...............               (7,944)                  4,751               (12,695)
Income tax (benefit) expense.......................                2,862                   1,758 (E)            (4,620)
                                                              ----------               ---------             ---------
   Net income (loss) before cumulative effect of
     accounting change.............................               (5,082)                  2,993                (8,075)
   Cumulative effect of accounting change..........                 (361)                     --                  (361)
                                                              ----------               ---------             ---------
   Net income (loss)...............................            $  (5,443)              $   2,993             $  (8,436)
                                                              ==========               =========             =========
Other comprehensive income (loss):
      Cumulative effect of accounting change
        (net of tax of $741).......................                1,262                      --                 1,262
      Change in fair value of financial derivatives
        (net of tax benefit of $568)...............                 (967)                     --                  (967)
      Reclassification to interest expense
        (net of tax benefit of $127)...............                 (215)                     --                  (215)
      Foreign translation adjustment...............                  (55)                     --                   (55)
                                                              ----------               ---------             ---------
   Comprehensive income (loss).....................            $  (5,418)              $   2,993             $  (8,411)
                                                              ==========               =========             =========

                       EAGLE FAMILY FOODS HOLDINGS, INC.
       PRO FORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
             FOR THE THIRTEEN WEEK PERIOD ENDED SEPTEMBER 29, 2001
                             (DOLLARS IN THOUSANDS)
                                  (UNAUDITED)


                                                                                      PRO FORMA                 PRO
                                                              HISTORICAL            ADJUSTMENT (A)             FORMA
                                                           ---------------         ----------------          ---------
Net trade sales....................................           $   48,208               $  13,558             $  34,650
Cost of goods sold.................................               23,837                   5,231                18,606
                                                              ----------               ---------             ---------
   Gross margin....................................               24,371                   8,327                16,044
Distribution expense...............................                3,381                   1,210                 2,171
Marketing expense..................................               10,109                   2,225                 7,884
General and administrative expense.................                2,705                     (32)                2,737
Gain on divestiture, net of reorganization charges.              (18,722)                (18,722) (F)               --
Amortization of intangibles........................                2,523                     845  (C)            1,678
                                                              ----------               ---------             ---------
   Operating income................................               24,375                  22,801                 1,574
Interest expense, net..............................                7,367                   2,067  (D)            5,300
                                                              ----------               ---------             ---------
   Income (loss) before income taxes...............               17,008                  20,734                (3,726)
Income tax (benefit) expense.......................                6,311                   7,672  (E)           (1,361)
                                                              ----------               ---------             ---------
   Net income (loss)...............................           $   10,697               $  13,062             $  (2,365)
                                                              ==========               =========             =========
Other comprehensive income (loss):
      Reclassification to interest expense
        (net of tax benefit of $29)................                  (50)                     --                   (50)
      Foreign translation adjustment...............                  (14)                     --                   (14)
                                                              ----------               ---------             ---------
   Comprehensive income (loss).....................           $   10,633               $  13,062             $  (2,429)
                                                              ==========               =========             =========

                            EAGLE FAMILY FOODS, INC.
                       EAGLE FAMILY FOODS HOLDINGS, INC.
                  NOTES TO THE PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)


(A) The column represents the revenue and expenses specifically identifiable to the ReaLemon, ReaLime and ReaLemonade product lines.

(B) Includes a charge of $1,955,000 for sales and marketing administrative costs associated with the management of the ReaLemon and ReaLime product lines which was allocated based on the percentage of ReaLemon and ReaLime net sales to total net sales.

(C) Reflects amortization of goodwill and other intangibles for which the fair market values were identified and allocated to the ReaLemon and ReaLime product lines as of January 23, 1998.

(D) Reflects a reduction of interest expense as a result of applying $118,000,000 of the proceeds from the ReaLemon Sale to reduce the term loan facility. This amount was calculated based on the effective interest rates for the fifty-two week period ended June 30, 2001 and the thirteen week period ended September 29, 2001. Since the interest rates on the senior term loan facility are variable, a 1/8% increase or decrease in the interest rates could result in an increase or decrease in net income of approximately $16,000 in the pro forma adjustment.

(E) Reflects the tax effect due to the adjustments in revenue and expenses from the ReaLemon, ReaLime and ReaLemonade product lines and the projected interest savings. This amount was calculated based on the effective tax rate for the fifty-two week period ended June 30, 2001 and the thirteen week period ended September 29, 2001.

(F) Reflects the elimination of the gain recognized on the ReaLemon Sale, net of the reorganization charges.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


Dated:  November 13, 2001



                                   EAGLE FAMILY FOODS HOLDINGS, INC.
                                   EAGLE FAMILY FOODS, INC.


                                   By: /s/ Craig A. Steinke
                                      ____________________________________
                                      Name:  Craig A. Steinke
                                      Title:  President, Chief Executive Officer
                                              and Chief Financial Officer